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                         GENERAL GROWTH PROPERTIES, INC.
                             STOCK OPTION AGREEMENT


         THIS AGREEMENT is made and entered into as of the <<Date>> by and between GENERAL GROWTH PROPERTIES, INC., a Delaware corporation (the "Company"), and <<Employee_Name>> (the "Director").

         WHEREAS, in order to retain and motivate the Director as a member of the Board of Directors, the Company hereby desires to grant an option to purchase shares of common stock $.10 par value, of the Company (the "Common Stock") pursuant to the General Growth Properties, Inc. 2003 Incentive Stock Plan (the "Plan"); the terms and conditions of which are hereby incorporated herein:

         WHEREAS, the Director wishes to acquire the right to purchase shares of Common Stock.

         NOW, THEREFORE, for good and valuable consideration, the parties hereto, intending to be legally bound, hereby agree as follows:

         1. Grant of Option. In accordance with the terms and conditions of the Plan which are hereby incorporated herein, the Company hereby grants to the Director an option (the "Option") to purchase <<Options>> shares of Common Stock at a purchase price of <<discount price>> per share, the Fair Market Value (as defined in the Plan) per share on the date hereof. This Option is a Non-Qualified Stock Option and is not intended to qualify as an Incentive Stock Option described in Section 422 of the Code.

         2. Time for Exercise of Options.

                  (a) The Option may be exercised by the Director from and after the date hereof (the "Grant Date"), whether in whole or in part, in accordance with the terms and conditions set forth herein and in the Plan.

                  (b) The Option must be exercised if at all on or before the fifth anniversary of the Grant Date and only at such time as the Director is serving as a director of the Company or as provided in Paragraph 3 hereof.

         3. Termination of Service.

                  (a) If the Director ceases to serve as a member of the Board of Directors of the Company by reason of death, then, notwithstanding the provisions of Section 2 of this Agreement, the Option may thereafter be exercised for a period of one year from the date of such death or until the expiration of the term of the Option, whichever period is shorter.

                  (b) If the Director ceases to serve as a member of the Board of Directors of the Company by reason of Retirement or Disability, then, notwithstanding the provisions of Section 2 of this Agreement, the Option may thereafter be exercised by the Director for a period of three years from the date of such termination of employment or until the expiration of the term hereof, whichever period


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is shorter; provided, however, that if the Director dies within such three-year period, any unexercised portion of this Option shall, notwithstanding the expiration of such three-year period, continue to be exercisable to the extent to which it was exercisable at the time of death for a period of one year from the date of such death or until the expiration of the term hereof, whichever period is shorter.

                  (c) If the Director ceases to serve as a member of the Board of Directors of the Company for any reason other than death, Disability, Retirement or Cause (as hereinafter defined) then, notwithstanding the provisions of Section 2 of this Agreement, the Option may be exercised for the lesser of one year from the date the Director ceases to serve as a member of the Board of Directors of the Company or the balance of the term of the Option; provided, however, that if the Director dies within such one year period, any unexercised portion of the Option shall, notwithstanding the expiration of such one year period, continue to be exercisable to the extent to which it was exercisable at the time of death for a period of one year from the date of such death or until the expiration of the stated term of the Option, whichever period is shorter.

                  (d) In the event the Director ceases to serve as a member of the Board of Directors by reason of Cause, any unexercised portion of the Option shall expire immediately upon termination of the Director's service as a member of the Board of Directors or, if earlier, upon the giving to the Director of notice of termination of such service.

                  (e) For purposes of this Agreement, the term "Cause" shall mean, unless otherwise determined by the Committee, (i) the conviction of the Recipient for committing a felony under federal law or the law of the state in which such action occurred, (ii) dishonesty in the course of fulfilling the Recipient's employment duties or (iii) willful and deliberate failure on the part of the Recipient to perform his or her employment duties in any material respect.

         4. Method of Exercise. The Option may be exercised by written notice (the "Notice"), addressed and delivered to the Company specifying the number of whole shares of Common Stock subject to the Option to be purchased. The Notice shall be accompanied by (i) cash, or (ii) that number of Mature Shares of unrestricted or restricted (if the requirements of Section 7(c)(ii) of the Plan are satisfied) Common Stock which has an aggregate Fair Market Value (as of the date of exercise) equal to the aggregate exercise price for all of the shares of Common Stock subject to such exercise, or (iii) by a combination of (i) and
(ii), above, or (iv) subject to Section 17(g) of the Plan, at the discretion of the Committee, by delivery of such documentation as the Committee and a qualified broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the exercise price. The Director agrees that no later than the date as of which an amount first becomes includible in his gross income for Federal income tax purposes with respect to the Option, the Director shall pay to the Company, or make arrangements satisfactory to the Company regarding the payment of, any Federal, state, local or foreign taxes of any kind required by law to be withheld with respect to such amount. Unless otherwise determined by the Committee, withholding obligations may be settled with Common Stock, including Common Stock that is acquired upon exercise of the Option. The obligations of the Company under this Agreement and the Plan shall be conditional on such payment or arrangements, and the Company shall, to the extent permitted by law, have the right to deduct any such taxes from any payment otherwise due to the Director.


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


         5. Delivery of Stock Certificates. The Option shall be deemed to have been exercised upon receipt by the Company of written notice of exercise accompanied by the exercise price (the "Exercise Date") and the Director shall be treated as the holder of record of the shares with respect to which the Option is exercised as of the Exercise Date for all purposes.

         6. Adjustment Provisions. Subject to the terms of the Plan, if, during the term of this Agreement, there shall be any merger, reorganization, consolidation, recapitalization, stock dividend, stock split, extraordinary distribution with respect to the Common Stock, or other change in corporate structure affecting the Common Stock, the Board shall make an appropriate and equitable substitution or adjustment in the aggregate number, kind and option price of shares subject to this Option.

         7. Non-Transferability. The Option is not transferable or assignable by the Director other than by will or by the laws of descent and distribution, or pursuant to a qualified domestic relations order, and is exercisable during the lifetime of the Director only by the Director, his guardian or legal representative or by an alternate payee pursuant to such qualified domestic relations order.

         8. Compliance with Law. By accepting the Option, the Director agrees for himself and his guardian or legal representative that no shares of Common Stock shall be delivered pursuant to the Option until qualified for delivery under applicable securities laws and regulations as determined by the Company or its legal counsel.

         9. Limitations. The Director shall have no rights as a stockholder with respect to shares as to which the Option shall not have been exercised and payment made as herein provided and shall have no rights with respect to such shares not expressly conferred by this Agreement.

         10. Construction.

                  (a) Successors. This Agreement and all the terms and provisions hereof shall be binding upon and shall inure to the benefit of the parties hereto and their respective legal representatives, heirs and successors, except as expressly herein otherwise provided.

                  (b) Entire Agreement; Modification. This Agreement contains the entire understanding between the parties with respect to the matters referred to herein. Subject to Section 15(a) of the Plan, this Agreement may be amended by the Committee.

                  (c) Capitalized Terms; Headings; Pronouns; Governing Law. Capitalized terms used and not otherwise defined herein are deemed to have the same meanings as in the Plan. The descriptive headings of the respective sections and subsections of this Agreement are inserted for convenience of reference only and shall not be deemed to modify or construe the provisions which follow them. Any use of any masculine pronoun shall include the feminine and vice-versa and any use of a singular, the plural and vice-versa, as the context and facts may require. The construction and interpretation of this Agreement shall be governed in all respects by the laws of the State of Delaware.

                  (d) Notices. All communications between the parties shall be in writing and shall be deemed to have been duly given as of the date and time of hand delivery or three days after mailing via certified or registered mail, return receipt requested, proper postage prepaid to the following or such other addresses of which the parties shall from time to time notify one another.

         (1) If to the Company:             General Growth Properties, Inc.
                                            110 North Wacker Drive
                                            Chicago, Illinois  60606

         (2) If to the Director:            <<Employee_Name>>

                                            <<Employee_Address>>
                                            <<City, State  Zip>>

                  (e) Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement or the application thereof to any party or circumstance shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the minimal extent of such provision or the remaining provisions of this Agreement or the application of such provision to other parties or circumstances.

                  (f) Counterpart Execution. This Agreement may be executed in counterparts, each of which shall constitute an original and all of which, when taken together, shall constitute the entire document.

                  IN WITNESS WHEREOF, the parties have executed or caused to be executed this Agreement as of the date first above written.


                                                 GENERAL GROWTH PROPERTIES, INC.


                                                 -------------------------------
                                                            <<C E O>>


                                                 DIRECTOR


                                                 -------------------------------
                                                        <<Employee_Name>>


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